DIGITEC 2000, INC.
                               8 West 38th Street
                               New York, NY 10018

                         $1,200,000 10% Six Month Notes
                                       and
                        Warrants to Purchase Common Stock

                                                                  May 19, 1999

To the Holders of the Notes and Warrants identified in Schedule I

Gentlemen:

            On May 19, 1999, the Board of Directors of Digitec 2000, Inc. (the "Company"), authorized the Company to offer an exchange of the outstanding $1,200,000 principal amount of its 10% Six Month Notes (the "Old Notes") issued pursuant to the Note Purchase Agreements, dated as of September 1, 1998, and accompanying Warrants to purchase shares of the Common Stock, $.001 par value per share (the "Common Stock"), of the Company at an exercise price of $2.375 per share. Pursuant to this offer of exchange, the Company is offering to exchange, effective as of the maturity of the Old Notes, the Old Notes for promissory notes (the "New Notes") in like principal amount, bearing the same interest and providing for one year of quarterly payments of interest only, followed by a second year with quarterly payments equal to 25% of the original principal amount plus accrued interest on the unpaid principal, which New Notes will be convertible into shares of the Company's Common Stock at the rate of $1.10 of principal for each share of Common Stock (the "Conversion Price"). In addition, pursuant to this offer of exchange, the outstanding warrants (the "Old Warrants") will be exchanged for warrants (the "New Warrants") providing for the purchase of three times the number of shares of Common Stock covered by Old Warrants at a price per share of $1.10 (the "New Exercise Price"). The New Notes and New Warrants will be dated the Maturity Date of the Old Notes.

            Both the Conversion Price and the New Exercise Price are set at the average closing price of the Common Stock for the month of March, 1999, the month of the original maturity of the Old Note. The form of New Notes and New Warrants are attached hereto as Exhibit A and B, respectively. Upon surrender of your Old Notes and Old Warrants, the New Notes and New Warrants will be issued and promptly delivered to you.

            This offer of exchange will remain open until the close of business on May 21, 1999 and may be accepted by any Holder by executing and faxing to the Company a copy of this offer in the space provided below. Upon receipt of acceptance by a Holder, the Old Notes and Old Warrants held by such Holder shall be deemed amended to reflect the terms of the New Notes and New Warrants in like amounts without further action by Holder or the Company and the registration provisions of the Note and Warrant Purchase Agreements, dated as of September 1, 1998, will be amended to provide that the shares of Common Stock issuable pursuant to the New Warrants will be registered as soon as practicable by the Company.

            To exchange your Old Notes and Old Warrants, they should be delivered by Federal Express to the Company's counsel, Patterson, Belknap, Webb & Tyler LLP, 1133 Avenue of the Americas, New York, New York 10036, Attention:
John E. Schmeltzer, III, Esq., as promptly as possible and the Company will forward duly executed Notes and Warrants.

                                                DIGITEC 2000, INC.


                                                By:___________________________
                                                   Name: Frank C. Magliato
                                                   Title: President

Exchange offer accepted as
of the 15th day of May, 1999


________________________________

                                    Exhibit A

                               DIGITEC 2000, INC.
                                10% TWO YEAR NOTE
                               DUE MARCH __, 2001

No. N-                                                               _____, 2001

      DIGITEC 2000, INC., a Nevada corporation (the "Company"), for value received, hereby promises to pay to

                                ----------------

                              Or Registered Holders
                             The Principal Amount of

                              ONE HUNDRED THOUSAND
                               DOLLARS ($100,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of Ten Percent (10%) per annum from the date hereof until maturity, payable each ninety days after issuance and at maturity. The entire then outstanding principal amount and the unpaid interest shall be payable on ______, 2001. The principal amount of this Note shall be payable in four equal installments on the fifth through eighth interest payment dates.

      Payments of principal, premium, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by wire transfer in immediately available funds over the Federal Wire Transfer System to the registered holder hereof at the written instruction of the registered holder hereof or, at the option of the registered holder hereof, in such manner and at such other place in the United States of America as the registered holder hereof shall have designated to the Company in writing. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which banks in New York, New York are required by law to close or are customer closed.

      The initial Conversion Price shall be $______. The Conversion Price is subject to adjustment from time to time in the same manner as the Exercise Price in the Warrant issued in connection with this Note. Irrespective of any adjustment in the Conversion Price, this Note may continue to express the same initial Conversion Price as is presently stated herein.

      The holder of this Note shall have the right, at such holder's option, at any time, to convert all or any part of the principal amount of this Note (in a minimum amount of $1,000 or any integral multiple thereof) into Common Stock, $.001 par value per share (the "Common Stock"), of the Company at the initial Conversion Price or, in case an adjustment of the Conversion Price shall have taken place, then at the Conversion Price as last adjusted and in effect at the date this Note or any portion hereof is surrendered for conversion. In order to exercise such conversion privilege the holder shall surrender this Note (with the instructions as to amount to be converted annexed hereto properly completed and executed) at the principal office of the Company for the Common Stock (or at such other place as the Company and the holder hereof shall agree upon in writing). Upon such surrender of this Note, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder of this Note and in such name or names as the holder hereof may designate, a certificate or certificates for the number of shares of Common Stock so purchased upon the conversion of this Note. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named herein shall be deemed for all purposes to have become a holder of record of such Common Stock as of the close of business on the date of the surrender of this Note as aforesaid.

      Each certificate for shares of Common Stock shall contain an appropriate legend to be substantially in the form set forth on this Note.

      The Company shall pay all interest on this Note or specified portion hereof surrendered for conversion accrued to the date of surrender of this Note as aforesaid. In the event that this Note is converted in part only, the Company shall, upon such conversion, execute and deliver to the holder hereof, at the expense of the Company, a new Note or Notes of authorized denominations in principal amounts equal to the unconverted portion of this Note and bearing interest from the date to which interest has been paid on this Note.

      The Company shall not be required to issue fractions of any share of Common Stock on the conversion of this Note. If any fraction of any share of Common Stock would, except for the provisions of this paragraph, be issuable on the conversion of this Note, the Company shall purchase such fraction for an amount in cash equal to the value of such fractions computed on the basis of the closing price for Common Stock on the last trading day prior to the date of conversion of this Note.

      The Company's obligations under this Note are unconditional and not subject to deduction, diminution, abatement, counter-claim, defense or set-off for any reason whatsoever. The Company's obligations hereunder shall not be subordinate to any other indebtedness of the Company.

      This Note is one of the 10% Two Year Notes of the Company in the aggregate principal amount of up to $1,200,000.00 issued in exchange for the 10% Six Month Notes of the Company issued under and pursuant to the terms and provisions of separate and several Note and Warrant Purchase Agreements, each dated as of September 1, 1998 (the "Purchase Agreements"), entered into by the Company with the purchasers named therein; and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Purchase Agreements to all the benefits provided for thereby or referred to therein, to which Purchase Agreements reference is hereby made for the statement thereof. Said Purchase Agreements also provide for the issuance of Warrants of the Company to purchase its common stock and provide for the adjustment of the Exercise Price of such Warrant at Article VI thereof. Upon the issurance of this Note the provisions of Article VI of the Purchase Agreements shall be deemed incorporated herein with the substitution of the term "Conversion Price" for the term "Exercise Price."

      This Note is registered on the books of the Company and is transferable only by surrender thereof at the office of the Company in New York, New York, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

      This Note and the other Notes under the Purchase Agreements are not subject to prepayment or redemption at the option of the Company prior to its or their expressed maturity date except on the terms and conditions and in the amount and with premium, if any, provided for herein and in the Purchase Agreements. The Company agree to make required prepayments on account of said Notes in accordance with the provisions of this Note and the Purchase Agreements.

      THIS NOTE, THE NOTE AND WARRANT PURCHASE AGREEMENTS AND THE OTHER DOCUMENTS CONTEMPLATED THEREBY, INCLUDING BUT NOT LIMITED TO, THE WARRANTS, SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF) AND THE LAWS OF THE UNITED STATES OF AMERICA.

                              DIGITEC 2000, INC.

                              By: __________________________________
                                    Its: President

THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF A NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 1, 1998, BETWEEN DIGITEC 2000, INC. (THE "COMPANY") AND THE PURCHASER NAMED THEREIN (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENT"). COPIES OF THE AGREEMENT ARE AVAILABLE AT THE OFFICES OF THE COMPANY.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION, AS EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

                                    Exhibit B

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE ISSUED IN EXCHANGE FOR THE ORIGINAL WARRANTS ISSUED UNDER, AND ARE SUBJECT TO THE TERMS AND PROVISIONS OF, NOTE AND WARRANT PURCHASE AGREEMENTS, DATED AS OF SEPTEMBER 1, 1998, BETWEEN DIGITEC 2000, INC. (THE "COMPANY") AND THE PURCHASERS NAMED THEREIN (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENT"). COPIES OF THE AGREEMENT ARE AVAILABLE AT THE OFFICES OF THE COMPANY.

THESE WARRANTS AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THE WARRANTS NOR ANY OF SUCH SHARES MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION, AS EVIDENCED BY AN OPINION OF COUNSEL AS PROVIDED FOR IN THE AGREEMENT.

                              WARRANT CERTIFICATE

Certificate Number                  Certificate for

W-
------------                        --------------------------------

This Certificate is Transferable
in New York, New York

                               DIGITEC 2000, INC.

               Incorporated under the Laws of the State of Nevada

            THIS CERTIFIES THAT, ___________ for value received, the registered holder hereof or registered assigns (the "Holder"), is entitled to purchase from Digitec 2000, Inc., a Nevada corporation (the "Company"), at any time after the date hereof and until 5:00 P.M., Eastern Standard Time, _________, 2003 at the purchase price of $_____ per share (the "Exercise Price"), as adjusted pursuant to Article 6 of the Note and Warrant Purchase Agreements, dated as of September 1, 1999, among the Company and the original Purchasers named therein (the "Purchase Agreements"), the number of shares of Common Stock, $.001 par value per share, of the Company (the "Common Stock") which is equal to the number of Warrants set forth above. The number of shares purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Purchase Agreements. This Warrant shall not be redeemable by the Company and the Company shall take no action prior to September 8, 2003 to terminate this Warrant. This Warrant is issued under and in accordance with the Purchase Agreement and is subject to the terms of the Purchase Agreement, to all of which terms every holder of this Warrant Certificate consents by acceptance hereof.

            A copy of the Purchase Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

            This Warrant may be exercised in whole or in part by presentation of this Warrant with the Election to Exercise at the end hereof duly executed and simultaneous payment of the Exercise Price (subject to adjustment) at the office of the Company in New York, New York. Payment of such price shall be made at the option of the Holder hereof in cash, by check or by surrender of Notes.

            Upon any partial exercise of this Warrant, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. No fractional shares will be issued upon the exercise of this Warrant, but the Company shall pay the cash value (as determined pursuant to the Purchase Agreements) of any fraction of a share of Common Stock upon the exercise of one or more Warrants.

            This Warrant Certificate may be exchanged either separately or in combination with other Warrant Certificates for new Warrant Certificates representing the same aggregate number of Warrants as are evidenced by the Warrant Certificate or Warrant Certificates exchanged. This Warrant Certificate is transferable at the office of the Company in New York, New York in the manner and subject to the limitation set forth in the Purchase Agreements.

            This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.

Dated: _________, 1999.
                                    DIGITEC 2000, INC.

By:                                 By:
   -------------------------           ---------------------------
     Secretary                           President

                      Notice of the call will be given as
                   provided in the Warrant Purchase Agreement

                              ELECTION TO EXERCISE

            The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, shares of Common Stock, as provided for therein.

            Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

                                     Name: _____________________________________

                                Signature: _____________________________________

           Taxpayer Identification Number: _____________________________________

                                  Address: _____________________________________

                                     Note: The above signature should correspond
                                           exactly with the name on the face of
                                           this Warrant Certificate or with the
                                           name of assignee appearing in
                                           assignment form below.

Signature Guaranteed

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

                                   ASSIGNMENT

            For value received, the undersigned hereby sells, assigns and transfers unto __________________________________________ (Taxpayer
Identification Number: _________________________) the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ attorney, to transfer said Warrant on the books of the within-named Company with full power of substitution in the premises.

Dated: __________________, 19__


                                           _____________________________________

                                     Note: The above signature should correspond
                                           exactly with the name on the face of
                                           this Warrant Certificate.

Signature Guaranteed


______________________________